Exhibit 99.1
                                                                    ------------
                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                 FOR ITS THIRD QUARTER ENDED SEPTEMBER 30, 2008

(New York, NY - November 6, 2008) -- Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended September 30, 2008.

Highlights for the third quarter of 2008 include:

     o Revenues for the third quarter of 2008 were $31.0 million compared to revenues of $34.8 million for the same period last year.

     o Loss per diluted share was $0.63 and included non-cash stock-based compensation expense, legal fees related to the recently signed stock purchase agreement with Getty Images, Inc. and the establishment of a valuation allowance on certain deferred tax assets, which totaled $0.52 per diluted share. Excluding these charges, loss per diluted share was $0.11.

"In a very difficult business environment we have some significant highlights. Revenues from our JupiterimagesUnlimited royalty-free subscription offering grew over 100% for the nine months ended September 30, 2008 compared to the same period in 2007. We continue to experience significant growth from our Stockxpert.com microstock offering, both with single images and subscriptions," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Our Online Media division continues to be impacted by the economy, which has put pressure on our advertising and job board sales. We have, however, made progress in reducing operating expenses, specifically with our costs of sales and general and administrative expenses. In addition, we have made additional investments in our Online Media business, with the launch of three new blogs focused on Mobile media and a new event, UGCX, which is focused on user generated content and social networks."

Jupitermedia Corporation 3rd Quarter 2008 Financial Results Conference Call
Alert

Jupitermedia Corporation invites you to participate in its conference call reviewing 2008 third quarter results on Thursday, November 6, 2008 at 5:00 pm EST.

The conference call number is (888) 690-2899 for domestic participants and (913) 312-1407 for international participants; confirmation code "459 9520." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, November 20, 2008. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants:
confirmation code: "459 9520."

New Online Images Offerings

Jupitermedia continued to expand and strengthen its world-class proprietary Jupiterimages offerings with the addition of the following:

In August 2008, Jupitermedia announced the launch of its latest image subscription offering, Photos.com Plus, available at Photos.com (www.photos.com). Photos.com Plus provides access to an image library of over
1.9 million images, including photos, illustrations, fonts, Flash files and audio, which is expected to grow by over 100,000 new images each month. This includes over 1.6 million images from Jupiterimages' Stockxpert (www.stockxpert.com) collection. Subscriptions are available for one month, three month and one year terms, and allow subscribers to download up to 750 images per month with a monthly subscription starting at $249.95.

In September 2008, Jupitermedia announced the launch of its second new subscription offering, Jupiterimages Unlimited Plus (www.jiunlimited.com). With over 2.3 million images (and growing by


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


over 100,000 new images per month), Jupiterimages Unlimited Plus offers one of the largest selections of both professionally created and microstock images by subscription. Jupiterimages Unlimited Plus is comprised of twelve image collections, including premium brands such as Brand X Pictures and BananaStock, popular subscription collections including Photos.com, and an additional 1.6 million value images from Stockxpert.com (Jupiterimages' microstock collection). Jupiterimages Unlimited Plus has a variety of plans and payment options available to meet the needs of any image buyer.

New Online Media Offerings

Jupitermedia continued to expand and strengthen its world-class proprietary content and advertising opportunities with the addition of the following:

In August 2008, Jupitermedia's Mediabistro.com division announced the launch of three new blogs: MobileMarketingToday.Com (www.mobilemarketingtoday.com), MobileDevicesToday.com (www.mobiledevicestoday.com) and MobileAppsToday.com (www.mobileappstoday.com). These sites follow the January 2008 launch of MobileContentToday.com (www.mobilecontenttoday.com). The three new blogs are edited by Susan Schrank (Mobile Marketing), Michael Gartenberg (Mobile Devices) and Todd Ogasawara (Mobile Apps).

In October 2008, Jupitermedia's Mediabistro.com division announced the launch of UGCX - User Generated Content & Expo (www.ugcxevent.com), to be held February 9-10, 2009 at the San Jose Convention Center in San Jose, California. UGCX recognizes the impact of user generated content and social networks on all businesses, and will bring together the people who are building these solutions and the people who are planning to add these features to their own businesses. UGCX will bring together the visionaries and innovators in creating business models, content creation, platform creation, new media and brand presence for this emerging field.


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


                                                      Jupitermedia Corporation
                                      Unaudited Consolidated Condensed Statements of Operations
                                   For the Three and Nine Months Ended September 30, 2007 and 2008
                                              (in thousands, except per share amounts)


                                                                                      Three Months Ended        Nine Months Ended
                                                                                         September 30,            September, 30
                                                                                   ------------------------ ------------------------
                                                                                      2007                     2007
                                                                                    Restated       2008      Restated       2008
                                                                                   ----------- ------------ ----------- ------------

Revenues..........................................................................$    34,766  $    31,041  $  104,206  $   100,587
                                                                                   ----------- ------------ ----------- ------------

Cost of revenues (exclusive of items shown separately below)......................     14,524       14,092      43,825       45,109
Advertising, promotion and selling................................................      7,168        6,919      21,534       22,270
General and administrative........................................................      6,511        6,997      21,221       22,671
Depreciation......................................................................      1,128        1,249       3,353        3,731
Amortization......................................................................      3,381        3,892       9,669       11,837
                                                                                   ----------- ------------ ----------- ------------
Total operating expenses..........................................................     32,712       33,149      99,602      105,618
                                                                                   ----------- ------------ ----------- ------------
Operating income (loss)...........................................................      2,054       (2,108)      4,604       (5,031)

Other loss, net...................................................................        (39)        (853)       (372)         (58)
Interest income...................................................................         62           70         140          176
Interest expense..................................................................     (2,328)      (1,625)     (5,232)      (5,198)
                                                                                   ----------- ------------ ----------- ------------
Loss before income taxes and minority interests...................................       (251)      (4,516)       (860)     (10,111)
Provision (benefit) for income taxes..............................................        233       18,045        (113)      16,821
Minority interests................................................................        (30)         (61)       (109)         (86)
                                                                                   ----------- ------------ ----------- ------------
Net loss..........................................................................$      (514) $   (22,622) $     (856) $   (27,018)
                                                                                   =========== ============ =========== ============

Loss per share:
      Basic net loss..............................................................$     (0.01) $     (0.63) $    (0.02) $     (0.75)
                                                                                   =========== ============ =========== ============
      Diluted net loss............................................................$     (0.01) $     (0.63) $    (0.02) $     (0.75)
                                                                                   =========== ============ =========== ============

Shares used in computing loss per share:
      Basic.......................................................................     35,990       36,032      35,921       36,032
                                                                                   =========== ============ =========== ============
      Diluted.....................................................................     35,990       36,032      35,921       36,032
                                                                                   =========== ============ =========== ============



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

Segment Information

The following tables summarize the results of the segments of Jupitermedia for the three and nine months ended September 30, 2007 and 2008. Online images consists of the Jupiterimages business that includes: BananaStock, Workbook Stock, Brand X Pictures, FoodPix, Botanica, Nonstock, The Beauty Archive, IFA Bilderteam, Comstock Images, Creatas Images, PictureQuest, Liquid Library, Thinkstock Images, Thinkstock Footage, Bigshot Media, Goodshoot, Polka Dot Images, Stock Image, Pixland, Photos.com, Ablestock.com, PhotoObjects.net, Clipart.com, JupiterGreetings.com, AnimationFactory.com, RoyaltyFree-Music.com, StudioCutz.com, eStockMusic.com and Stockxpert.com. Online media includes the internet.com, EarthWeb.com, DevX.com, Mediabistro.com and Graphics.com Networks. Other includes corporate overhead, depreciation and amortization.


                                                                                   (unaudited)                (unaudited)
                                                                                Three Months Ended         Nine Months Ended
                                                                                  September 30,              September 30,
                                                                            ------------------------- ---------------------------
                                                                               2007         2008         2007          2008
                                                                            ------------ ------------ ------------ --------------
Revenues:
      Online images                                                         $    26,824  $    23,467  $    82,121  $    75,699
      Online media                                                                7,942        7,574       22,085       24,888
                                                                            ------------ ------------ ------------ --------------
                                                                                 34,766       31,041      104,206      100,587
                                                                            ------------ ------------ ------------ --------------
Cost of revenues and operating expenses: (A)
      Online images (B)                                                          17,992       17,250       55,445       54,292
      Online media                                                                6,390        6,857       16,795       21,282
      Depreciation and amortization                                               4,509        5,141       13,022       15,568
      Other (C)                                                                   3,821        3,901       14,340       14,476
                                                                            ------------ ------------ ------------ --------------
                                                                                 32,712       33,149       99,602      105,618
                                                                            ------------ ------------ ------------ --------------
Operating income (loss):
      Online images                                                               8,832        6,217       26,676       21,407
      Online media                                                                1,552          717        5,290        3,606
      Other (C) (D)                                                              (8,330)      (9,042)     (27,362)     (30,044)
                                                                            ------------ ------------ ------------ --------------
                                                                            $     2,054  $    (2,108) $     4,604  $    (5,031)
                                                                            ------------ ------------ ------------ --------------

     (A) Cost of revenues and operating expenses include non-cash, stock-based compensation expense of $652,000 and $2.4 million, respectively, for the three and nine months ended September 30, 2007, and $856,000 and $4.0 million, respectively, for the three and nine months ended September 30, 2008.

     (B) The three and nine months ended September 2008 include $600,000 of legal fees related to the recently signed stock purchase agreement with Getty Images, Inc.

     (C) The nine months ended September 30, 2007 include $1.9 million in legal and other fees associated with discussions with Getty Images, Inc. regarding a potential transaction which were terminated on March 7, 2007. The nine months ended September 30, 2008 also includes approximately $700,000 of one-time expenses for accounting and other professional fees related to the non-cash impairment charge and restatement in the fourth quarter of 2007.

     (D)  Includes depreciation and amortization expense.


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


                                                     Jupitermedia Corporation

                                         Unaudited Consolidated Condensed Balance Sheets

                                             December 31, 2007 and September 30, 2008
                                        (in thousands, except share and per share amounts)


                                                                                                   December 31,   September 30,
                                                                                                       2007           2008
                                                                                                 --------------- ---------------
                                             ASSETS
Current assets:
      Cash and cash equivalents..................................................................$        7,301  $       4,424
      Accounts receivable, net of allowances of $2,026 and $1,790, respectively.................         25,689         21,410
      Prepaid expenses and other current assets..................................................         5,797          4,452
      Deferred income taxes......................................................................         1,441          1,530
                                                                                                 --------------- ---------------
            Total current assets.................................................................        40,228         31,816

Property and equipment, net of accumulated depreciation of $17,364 and $21,174, respectively.....        13,022         15,053
Intangible assets, net...........................................................................        74,002         67,072
Goodwill.........................................................................................       139,813        137,864
Deferred income taxes............................................................................        13,049             --
Investments and other assets.....................................................................         2,575          2,296
                                                                                                 --------------- ---------------
            Total assets.........................................................................$      282,689  $     254,101
                                                                                                 =============== ===============

                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable...........................................................................$        7,153  $       7,119
      Accrued payroll and related expenses.......................................................         3,383          4,596
      Accrued expenses and other current liabilities.............................................        11,822         10,526
      Current portion of long-term debt..........................................................           750            750
      Deferred revenues..........................................................................        15,121         15,155
                                                                                                 --------------- ---------------
            Total current liabilities............................................................        38,229         38,146

Long-term debt...................................................................................        83,375         78,350
Deferred revenues................................................................................           507            392
Deferred income taxes............................................................................            --           2,457
Other long-term liabilities......................................................................         3,586          3,596
                                                                                                 --------------- ---------------
            Total liabilities....................................................................       125,697        122,941
                                                                                                 --------------- ---------------
Commitments and contingencies

Stockholders' equity:
      Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued.............            --              --
      Common stock, $.01 par value, 75,000,000 shares authorized, 36,001,732 and 36,032,152
         shares issued, respectively.............................................................           360            360
      Additional paid-in capital.................................................................       266,858        270,838
      Accumulated deficit........................................................................      (117,798)      (144,816)
      Treasury stock, 65,000 shares at cost......................................................          (106)          (106)
      Accumulated other comprehensive income.....................................................         7,678          4,884
                                                                                                 --------------- ---------------
            Total stockholders' equity...........................................................       156,992        131,160
                                                                                                 --------------- ---------------
            Total liabilities and stockholders' equity...........................................$      282,689  $     254,101
                                                                                                 =============== ===============


                                                                5

                                                  Jupitermedia Corporation

                                  Unaudited Consolidated Condensed Statements of Cash Flows

                                        Nine Months Ended September 30, 2007 and 2008
                                                       (in thousands)


                                                                                                     Nine Months Ended
                                                                                                       September 30,
                                                                                                --------------------------
                                                                                                     2007
                                                                                                   Restated      2008
                                                                                                ------------- -------------
Cash flows from operating activities:
      Net loss..................................................................................$       (856) $   (27,018)
Adjustments to reconcile net loss to net cash provided by operating activities:
            Depreciation and amortization.......................................................      13,022       15,568
            Stock-based compensation............................................................       2,363        3,972
            Provision (benefit) for losses on accounts receivable...............................          62         (171)
            Minority interests..................................................................         109           86
            Other income, net...................................................................        (142)         (27)
            Amortization of debt issuance costs.................................................          --           223
            Deferred income taxes...............................................................          39       15,778
            Excess tax benefit from stock-based compensation....................................        (863)          --
      Changes in operating assets and liabilities (net of businesses acquired):.................
            Accounts receivable.................................................................      (1,587)       3,706
            Prepaid expenses and other assets...................................................        (449)       2,121
            Accounts payable and accrued expenses and other liabilities.........................      (3,239)      (3,300)
            Deferred revenues...................................................................       1,563           27
                                                                                                ------------- -------------
                  Net cash provided by operating activities.....................................      10,022       10,965
                                                                                                ------------- -------------

Cash flows from investing activities:
      Purchases of property and equipment.......................................................      (4,003)      (5,597)
      Acquisitions of businesses, images and other..............................................     (30,246)      (3,325)
      Proceeds from sales of assets and other...................................................         142          335
                                                                                                ------------- -------------
                  Net cash used in investing activities.........................................     (34,107)      (8,587)
                                                                                                ------------- -------------

Cash flows from financing activities:
      Borrowings under credit facilities........................................................      94,900        1,600
      Debt issuance costs.......................................................................      (1,537)         (15)
      Repayment of borrowings under credit facilities...........................................     (72,986)      (6,625)
      Proceeds from exercise of stock options...................................................       1,115            7
      Excess tax benefit from stock-based compensation..........................................         863           --
                                                                                                ------------- -------------
                  Net cash provided by (used in) financing activities...........................      22,355       (5,033)
                                                                                                ------------- -------------
Effects of exchange rates on cash and cash equivalents..........................................         272         (222)
                                                                                                ------------- -------------
Net change in cash and cash equivalents.........................................................      (1,458)      (2,877)
Cash and cash equivalents, beginning of period..................................................       8,891        7,301
                                                                                                ------------- -------------
Cash and cash equivalents, end of period........................................................$      7,433  $     4,424
                                                                                                ============= =============

Supplemental disclosures of cash flow:
            Cash paid for (refund of) income taxes..............................................$      7,818  $      (610)
                                                                                                ============= =============
            Cash paid for interest..............................................................$      2,854  $     5,062
                                                                                                ============= =============

Non-cash investing activities:
            Accrual of acquisitions of long-lived assets........................................$         --   $    2,191
                                                                                                ============= =============
            Accrual of purchase obligation......................................................$         --   $    1,041
                                                                                                ============= =============


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

About Jupitermedia Corporation

Jupitermedia Corporation (Nasdaq: JUPM, http://www.jupitermedia.com), headquartered in Darien, CT, is a leading global provider of images, news and original information, career Web sites and events for information technology, business, media and creative professionals. Jupitermedia includes Jupiterimages, one of the leading images companies in the world with over 10.0 million images online serving creative professionals. The JupiterOnlineMedia division of Jupitermedia consists of five distinct online networks: internet.com and EarthWeb.com for IT and business professionals; DevX.com for developers; and Mediabistro.com and Graphics.com for media and creative professionals. These networks include more than 150 Web sites and over 150 e-mail newsletters that are viewed by over 15 million users monthly. JupiterOnlineMedia also includes specialized career Web sites for select professional communities which can be found on Mediabistro.com and JustTechJobs.com. In addition, JupiterOnlineMedia includes JupiterEvents and Mediabistro's media-related events, which produce offline conferences and trade shows focused on IT and business-specific topics including ISPCON, Mediabistro Circus, Web 3.0 Conference & Expo, Mobile Content & Marketing Expo and UGCX - User Generated Content Conference & Expo.

Important Additional Information Regarding the Stock Purchase Agreement dated as of October 22, 2008 by and between Jupitermedia Corporation and Getty Images, Inc. will be filed with the SEC

This communication is not a solicitation of a proxy from any security holder of Jupitermedia. In connection with the stock purchase agreement, Jupitermedia Corporation will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. THE PROXY STATEMENT WILL BE SENT TO JUPITERMEDIA CORPORATION STOCKHOLDERS, WHO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE STOCK PURCHASE AGREEMENT. Jupitermedia Corporation investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html.

Jupitermedia Corporation and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jupitermedia Corporation in connection with the stock purchase agreement and the proposed transaction. Information about Jupitermedia Corporation and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed transaction when it becomes available.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995

Statements in this press release which are not historical facts are "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, for example, the competitive environment in which Jupitermedia and Jupiterimages compete; the unpredictability of Jupitermedia's and Jupiterimages' respective future revenues, expenses, cash flows and stock price; Jupitermedia's and Jupiterimages' respective ability to integrate acquired businesses, products and personnel into their existing businesses; Jupitermedia's and Jupiterimages' respective ability to protect their intellectual property; Jupitermedia's dependence on a limited number of advertisers; the conditions to the completion of the transactions contemplated by the stock purchase agreement may not be satisfied, or the regulatory approvals and clearances required for the transactions contemplated by the stock purchase agreement may not be obtained on the terms expected or on the anticipated schedule (if at all); the parties' ability to meet expectations regarding the timing for completion of the transactions contemplated by the stock purchase agreement; the retention of certain key employees at Jupitermedia and Jupiterimages; and the outcome of any legal proceedings that may be instituted against Jupitermedia Corporation and others following the announcement of the stock purchase agreement.

For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.



All current Jupitermedia press releases can be found online at www.jupitermedia.com/corporate/press.html.

For information on Jupitermedia Corporation contact:
Beth Ritter
Senior Marketing Manager
203-662-2922
press@jupitermedia.com


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